Exhibit 99.1

SomaLogic Closes Business Combination and Will Begin Trading Under the Ticker “SLGC” on the Nasdaq Stock Exchange

●	SomaLogic to debut on Nasdaq as a leading publicly traded AI-data driven proteomics platform company
●	Business combination results in approximately $630 million in gross cash proceeds to catalyze organic and inorganic growth initiatives
●	Combined company to trade on Nasdaq under ticker “SLGC”

NEW YORK & BOULDER, Colo. (September 1, 2021) – SomaLogic, Inc., a leader in AI-data driven proteomics technology, today announced that it has completed its business combination with CM Life Sciences II, Inc. (Nasdaq: CMIIU), a special purpose acquisition company sponsored by affiliates of leading healthcare and life sciences fund advisors Casdin Capital and Corvex Management. Following the transaction, the combined company was renamed SomaLogic, Inc., and its Class A common stock and warrants will begin trading on the Nasdaq Global Market (“Nasdaq”) on September 2, 2021 under the symbols “SLGC” and “SLGCW,” respectively. The business combination and concurrent private placement were approved by CM Life Sciences II shareholders at its special meeting held on August 31st, 2021.

“We are both excited and prepared to begin a new chapter as a publicly traded company, accelerating our goal of leveraging proteomics to have an increasingly positive impact on human health and healthcare delivery,” said Roy Smythe, M.D., SomaLogic’s Chief Executive Officer. “Our innovative, differentiated platform has a multi-year track record of success, but our commercial ramp has only just begun. We intend to build on our first-mover advantage – working with research collaborators, diversifying our offerings through kits and other products for life sciences customers, and continuing to develop new diagnostic applications from our deep pipeline. SomaLogic had long been a leading, driving force in the evolution of proteomics, and we intend to remain at the forefront of that effort.”

The combined company will be led by industry veteran Dr. Roy Smythe as Chief Executive Officer. Following the business combination, the SomaLogic board will include new directors Troy Cox (Former CEO of Foundation Medicine and SVP of U.S. BioOncology for Genentech), Kevin Conroy (Chairman and CEO of Exact Sciences), Steve Quake (Lee Otterson Professor of Bioengineering and Professor of Applied Physics at Stanford University), Bob Barchi (distinguished Professor and former President of Rutgers University), and Ted Meisel (Executive Founder of AVIA Health Innovation, and Executive Chairman of WiserCare) who will join Chairman Chuck Lillis (Co-founder and Partner, LoneTree Capital), Roy Smythe (CEO), Anne Marguiles (Vice President & Chief Information Officer, Harvard University), Rick Post (Former President & CEO, Autobytel, Inc.) and Eli Casdin (Chief Investment Officer and Founder, Casdin Capital).

“The completion of this business combination is a pivotal milestone in our long-established partnership with SomaLogic and brings a scale of resource and support that will super-charge its already dominant platform and pipeline of commercial offerings,” said Eli Casdin, Board Member of SomaLogic and former CEO of CM Life Sciences II. “Proteomics is a huge untapped opportunity set and a next frontier for drug discovery, research, and diagnostics. This is, a uniquely positioned company on that frontier and the one we see as leading the charge to deliver enormous value for researchers, clinicians and investors alike.”

“We are thrilled to announce the close of the business combination with SomaLogic, a company that has established itself as the industry-leading proteomics company with a pioneering platform that spans technology enablement to clinical applications,” said Keith Meister, former Chairman of CM Life Science II. “With the additional capital from this transaction, SomaLogic has significant resources to invest aggressively in its commercialization efforts and strategic initiatives, both organic and inorganic, to drive long-term growth.”

SomaLogic’s industry leading proteomics platform provides more coverage of the proteome than any other technology, across a wide range of concentrations, which can then be used for insights across numerous indications.

As a result of the business combination, SomaLogic received approximately $630 million in cash proceeds, including from a PIPE offering which included notable growth and life science investors Casdin Capital, Corvex Management, Janus Henderson Investors, SB Management, a subsidiary of SoftBank Group Corp, funds and accounts advised by T. Rowe Price Associates, Inc., separate accounts advised by ARK Invest, Farallon Capital, Perceptive Advisors, funds and accounts managed by Counterpoint Global (Morgan Stanley), other existing investors and a new strategic investor Illumina and an existing strategic SomaLogic investor Novartis Pharma AG.

Advisors

Jefferies LLC is acting as sole financial advisor and capital markets advisor and White & Case LLP is serving as legal advisor to CM Life Sciences II. Jefferies LLC, Cowen and Company, LLC and J.P. Morgan Securities LLC acted as PIPE placement agents.

J.P. Morgan Securities LLC and Cowen and Company, LLC are serving as financial advisors, and Reed Smith LLP is serving as legal advisor to SomaLogic.

About CM Life Sciences II

Prior to the business combination, CM Life Sciences II was founded to take advantage of a dynamic life science sector buoyed by innovation yet fragmented, where many companies are under-resourced and under-scaled. Significant and under-appreciated opportunities for consolidation are ready for engagement by a team versed in the trends and themes, and who can bring together the strongest of the new companies and management teams to capitalize on near- and far-term opportunities. For more information, please visit: https://cmlifesciencesspac.com/

About SomaLogic

SomaLogic seeks to deliver precise, meaningful, and actionable health-management information that empowers individuals worldwide to continuously optimize their personal health and wellness throughout their lives. This essential information, to be provided through a global network of partners and users, is derived from SomaLogic’s personalized measurement of important changes in an individual’s proteins over time. For more information, visit www.somalogic.com and follow @somalogic on Twitter.

SomaSignal™ tests are developed and their performance characteristics determined by SomaLogic, Inc. SomaLogic is a Clinical Laboratory Improvement Amendments (CLIA) certified, and College of American Pathologists (CAP) accredited laboratory.

The SomaScan Platform is for Research Use Only (RUO) and has not been cleared or approved by the US Food and Drug Administration for diagnostic or patient management purposes. SomaLogic’s proprietary SomaScan Platform was designed to be a universal platform that can be applied across research and discovery, translational research and biopharmaceutical development, and clinical applications. SomaLogic can run approximately 7,000 protein measurements on a single 55 microliter plasma or serum sample. The Company has run more than 450,000 samples to date.

Forward Looking Statements Disclaimer

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between SomaLogic and CM Life Sciences II and otherwise, including statements regarding the anticipated benefits of the business combination, the anticipated timing of the business combination, expansion plans, projected future results and market opportunities of SomaLogic. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.  Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including  factors which are beyond SomaLogic’s or CM Life Sciences II’s control.  You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the CM Life Sciences II’s registration statement on Form S-4 (File No. 333-256127) (the “Registration Statement”) and the definitive proxy statement/prospectus included therein. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SomaLogic and CM Life Sciences II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither SomaLogic nor CM Life Sciences II gives any assurance that either SomaLogic or CM Life Sciences II or the combined company will achieve its expectations.

SomaLogic Contact

Emilia Costales

720-798-5054

ecostales@somalogic.com

Investor Contact

Marissa Bych or Lynn Lewis

Gilmartin Group LLC

investors@somalogic.com

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